UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C

(RULE 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

(Amendment No. ____)

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FOREFRONT INCOME TRUST

(Name of Registrant as Specified in its Charter)

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FOREFRONT INCOME TRUST

445 Park Avenue, New York, NY 10022

INFORMATION STATEMENT

October 22, 2018

Dear Shareholder:

The enclosed Information Statement discusses actions that have been taken with respect to Forefront Income Trust (the “Trust”). The Board of Trustees of the Trust (the “Board”) has approved the liquidation and termination of the Trust (the “Liquidation”), which is to be performed pursuant to a Plan of Liquidation and Termination (the “Plan”) that has also been approved by the Board. In connection with the Liquidation and the Plan, the Board has also approved an amendment (the “Amendment”) to the investment advisory agreement (the “Investment Advisory Agreement”) between the Trust and, Forefront Capital Advisors, LLC (the “Advisor”), which had previously lapsed due to not being renewed. The Board has approved the Liquidation because Trust has not grown to the size necessary to cover its own expenses, and neither the Board, Trust management, nor the Advisor believes it likely that the Trust will become economically viable. The Board approved the Plan based on its determination that the Plan sets forth satisfactory procedures for the proper and orderly liquidation and termination of the Trust.

The Investment Advisory Agreement previously expired on May 14, 2018 and was not renewed by the Board, as the Board did not believe that the renewal of the Investment Advisory Agreement was in the Trust’s or its shareholders’ best interests at such time. The Board subsequently approved the Amendment for the purpose of having the Advisor provide the investment advisory services contemplated by the Plan.

The Board believes that the foregoing approvals are in the best interests of the Trust and its shareholders. In addition to approval by the Board, the Liquidation, the Plan, and the Amendment have been duly approved by the majority shareholder of the Trust. As such, all approvals required by the Trust’s Declaration of Trust and applicable law have been obtained. The Plan and the Amendment will become effective, and the Liquidation will begin, no earlier than 20 days after this Information Statement is mailed to shareholders of the Trust

We are not asking you for a proxy and you are requested not to send us a proxy.

If you have any questions, please call 410-236-0088, and we will be glad to assist you.

Sincerely,

/s/ Bradley Reifler

Bradley Reifler
President and Chief Executive Officer

FOREFRONT INCOME TRUST

445 Park Avenue, New York, NY 10022

INFORMATION STATEMENT

Important Notice Regarding the

Availability of this Information Statement

This Information Statement is available at www.forefrontincometrust.com

October 22, 2018

This Information Statement is for shareholders of Forefront Income Trust (the “Trust”). This Information Statement will be mailed on or about [ ], 2018 to the Trust’s shareholders of record as of August 28, 2018 (the “Record Date”).

The Trust is a closed-end, non-diversified management investment company. The Trust operates as an interval fund, which means that it makes repurchase offers to its shareholders on a quarterly basis. The Trust’s common shares represent the Trust’s only outstanding class of securities. The Trust is no longer selling new shares.

The liquidation and termination of the Trust (the “Liquidation”), the related Plan of Liquidation and Termination (the “Plan”), and the Trust’s entry into an amendment (the “Amendment”) to the Trust’s investment advisory agreement (the “Investment Advisory Agreement”) between the Trust and Forefront Capital Advisors, LLC (the “Advisor”), were approved by the Board of Trustees of the Trust (the “Board”) at a meeting held on July 31, 2018. In addition to Board approval, the Trust’s Declaration of Trust (the “Declaration of Trust”) and applicable law required the Liquidation, the Plan, and the Amendment to also be approved by the Trust’s shareholders. On the Record Date, the Trust obtained the written consent of its majority shareholder approving the Liquidation, the Plan, and the Amendment. As a result of the foregoing, all approvals necessary for the Liquidation, the Plan, and the Amendment have been obtained. Shareholders who disagree with these approvals have no dissenter rights. The Plan and the Amendment will become effective, and the Liquidation will begin, no earlier than 20 days after this Information Statement is mailed to shareholders of the Trust.

This Information Statement discusses the Liquidation, the Plan, and the Amendment, and the approvals thereof by the Board and the Trust’s majority shareholder, in greater detail. This Information Statement is provided solely for notice and informational purposes. The Trust will bear the expenses incurred in connection with preparing this Information Statement. The information in this document should be considered to be an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended.

This is not a proxy statement. We are not asking you for a proxy, and you are requested not to send us a proxy.

You may obtain a copy of the Trust’s annual report to shareholders and the most recent semi-annual report, free of charge, upon request by writing to the Trust c/o S&Z Fund Services, LLC at 145 Pinelawn Road, Suite 200, South Melville, NY 11747, or calling 631-368-3110.

OVERVIEW OF THE APPROVALS

At an in-person meeting of the Board held on July 31, 2018, the Board voted to approve the Liquidation, the Plan, and the Amendment. The Board has approved the Liquidation because Trust has not grown to the size necessary to cover its own expenses, and neither the Board, Trust management, nor the Advisor believes it likely that the Trust will become economically viable. The Board approved the Plan based on its determination that the Plan sets forth satisfactory procedures for the proper and orderly liquidation and termination of the Trust.

The Investment Advisory Agreement previously expired on May 14, 2018 and was not renewed by the Board, as the Board did not believe that the renewal of the Investment Advisory Agreement was in the Trust’s or its shareholders’ best interests at such time. The Board approved the Amendment at the July 31, 2018 meeting for the purpose of having the Advisor provide the investment advisory services contemplated by the Plan.

The Board believes that these approvals are in the best interests of the Trust and its shareholders. Each of these approvals is discussed in greater detail below.

The Board has only one Trustee, Vikram Kuriyan, who is considered to be an “Independent Trustee,” as he is not an “interested person” of the Trust (as the term “interested person” is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). The Board’s approvals of the Liquidation, the Plan, and the Amendment were therefore the result of Mr. Kuriyan’s favorable votes at the July 31, 2018 meeting.

In addition to the approvals by the Board, the Declaration of Trust and applicable law required the affirmative vote of a “majority of the outstanding voting securities” (as set forth in the 1940 Act) of the Trust to approve the Liquidation, the Plan, and the Amendment. Under the 1940 Act, the “majority of the outstanding voting securities” of the Trust means the vote of (a) 67% or more of the Trust’s outstanding common shares present at a meeting, if holders of more than 50% of the Trust’s outstanding shares are present or represented by proxy or (b) 50% of the Trust’s outstanding shares, whichever is less. Pursuant the Declaration of Trust and applicable law, shareholder approval may be obtained through written consent rather than at a meeting of shareholders.

On the Record Date, the Trust obtained the written consent of its majority shareholder approving the Liquidation, the Plan, and the Amendment. As of the Record Date, the Trust had 801,585 outstanding common shares, and the majority shareholder owned approximately 78.98% of those shares (or 633,094 shares). See “Additional Information – Security Ownership of Certain Beneficial Owners.” In light of the majority shareholder’s voting power, the written consent of the majority shareholder made it unnecessary for the Trust to hold a special meeting of shareholders for the purpose of taking votes on the Liquidation, the Plan, or the Amendment.

Accordingly, the Liquidation, the Plan, and the Amendment have been duly approved by the Board and the Trust’s shareholders in accordance with the Trust’s Declaration of Trust and applicable law. Shareholders who disagree with these approvals have no dissenter rights. As such, this Information Statement is provided to the Trust’s shareholders solely for notice and informational purposes. The Plan and the Amendment will become effective, and the Liquidation will begin, no earlier than 20 days after this Information Statement is mailed to shareholders of the Trust.

THE LIQUIDATION AND TERMATION

In connection with an in-person meeting of the Board held on November 14, 2017, the Board requested and received information from the Advisor regarding the future viability of the Trust. At the meeting, the Advisor reported to the Board on the Trust’s portfolio holdings, performance, and expenses. The Advisor explained its belief that while the performance of the Trust had been satisfactory, the Trust’s assets had not grown significantly. The Advisor acknowledged that the Trust’s assets were not sufficient to cover the Trust’s expenses, and the Advisor informed the Board that it was unsure how long it could afford to continue to renew the expense limitation agreement, dated November 14, 2014, between the Advisor and the Trust (the “Expense Limitation Agreement”). In light of these considerations, the Board determined that the Board and the Advisor should examine options for the Trust’s future, including potential liquidation and termination.

Over the proceeding months, the Board and the Advisor considered options for the future of the Trust. The Board also considered the advantages and disadvantageous of trying to retain a new investment adviser for the Trust. The Board and the Advisor ultimately concluded it was unlikely that the Trust could become economically viable, particular if the Expense Limitation Agreement were not continued, and that it would be in the best interests of the Trust and its shareholders to liquidate and terminate the Trust. As previously discussed, the Liquidation was approved by the Board on July 31, 2018 and by shareholders of the Trust via the written consent of the Trust’s majority shareholder obtained on the Record Date. Accordingly, the Liquidation has been duly approved by the Board and the Trust’s shareholders in accordance with the Trust’s Declaration of Trust and applicable law. See “Overview of the Approvals” above.

The Liquidation will begin no earlier than 20 days after this Information Statement is mailed to shareholders of the Trust. The Trust will be liquidated and terminated pursuant to the Plan. See “The Plan of Liquidation and Termination” below. The Board and the Trust’s management expect that the Liquidation will take several months. They also expect that there will be multiple repurchase offers and liquidation distributions to shareholders over the course of the Liquidation.

Relatedly, and as discussed further under “Entry into the Amendment to the Investment Advisory Agreement” below, on May 14, 2018, the Investment Advisory Agreement expired and was not renewed by the Board. The Board did not approve the continuation of the Investment Advisory Agreement because the viability of the Trust was in doubt, and the Board determined that it may not be in the best interests of the Trust and its shareholders to continue the Trust’s operations as an investment company or continue retaining the Advisor as the investment adviser of the Trust. Once it was determined that the Trust would be liquidated and terminated, the Amendment was considered and approved by the Board at the in-person meeting held on July 31, 2018. The Board has approved the Amendment for the purpose of having the Advisor provide the services contemplated by the Plan.

The Trust’s management anticipates that a substantial portion of the Trust’s assets will be liquidated and distributed (through repurchase offers and liquidation distributions) by December 31, 2018. However, neither the Trust, the Board, the Trust’s management, nor the Advisor makes any guarantees regarding (i) the timing or amount of repurchase offers (other than as required to comply with the Trust’s fundamental policy regarding quarterly repurchase offers) or distributions to shareholders made pursuant to the Plan or (ii) the amount of time necessary to complete the Liquidation. See “The Plan of Liquidation and Termination – Plan Summary” and “Entry into the Amendment to the Investment Advisory Agreement – Terms of the Amendment” below.

THE PLAN OF LIQUIDATION AND TERMINATION

Background Information. The Plan sets forth the procedures under which the Trust will be liquidated and terminated. The Board believes that the Plan will facilitate the proper and orderly liquidation and termination of the Trust. The Board further believes that the Plan is in the best interests of the Trust and its shareholders.

As previously discussed, the Plan was approved by the Board on July 31, 2018 and by shareholders of the Trust via the written consent of the Trust’s majority shareholder obtained on the Record Date. Accordingly, the Plan has been duly approved by the Board and the Trust’s shareholders in accordance with the Trust’s Declaration of Trust and applicable law. See “Overview of the Approvals” above.

The Plan will become effective no earlier than 20 days after this Information Statement is mailed to shareholders of the Trust.

Summary of the Plan. Provided below is a summary of the Plan. The following discussion of the Plan is qualified in its entirety by the full text of the Plan, which is included in Appendix A of this Information Statement.

Cessation of Business. Immediately following the effective date of the Plan, the Trust shall cease its business activities except for the purpose of winding-up its business and affairs, marshalling and preserving the value of its assets, and distributing its assets to the Trust’s shareholders in complete liquidation of the Trust, after the payment of amounts owed to (or reservation of assets for payment of such amounts to) all creditors of the Trust and discharging or making reasonable provisions for the Trust’s liabilities, all in accordance with the Plan.

Liquidation of Portfolio Holdings. Beginning as soon as reasonably possible after the effective date of the Plan, the Trust’s portfolio holdings will be converted to cash or cash equivalents.

Distributions to Shareholders. Beginning as soon as reasonably possible after the effective date of the Plan, as the Trust begins to receive cash for the liquidation of its holdings, the Trust shall make an initial distribution payment and subsequent periodic distribution payments to shareholders of the Trust, on a pro rata basis, until the time that all assets of the Trust have been distributed. The officers of the Trust will set the dates of any distribution payments made to shareholders.

Liquidity for Quarterly Repurchase Payments and Discharging Liabilities. During the liquidation process, the Trust shall maintain assets that are sufficiently liquid to ensure that the Trust (i) complies with its fundamental policy on quarterly repurchases; (ii) complies with liquidity requirements under applicable law; and (iii) has the ability to discharge any unpaid liabilities and obligations of the Trust and to pay such contingent liabilities as the Board reasonably deems to exist against the assets of the Trust.

Termination. After winding-up the business of the Trust and distributing the remainder of the Trust’s assets to shareholders, the necessary actions will be taken to terminate the Trust. Upon termination of the Trust, the rights and interests of the Trust’s shareholders shall cease.

Expenses. The Trust shall bear the expenses incurred in connection with carrying out the Plan, including the cost of liquidating the Trust’s assets and terminating its existence.

Tax Treatment. It is intended that the Trust will be liquidated in accordance with Section 331 of the Internal Revenue Code of 1986, as amended.

Amendments. The Board reserves the right to authorize variations from, or amendments to, the provisions of the Plan that it deems necessary or appropriate.

Considerations Regarding Repurchase Offers and Liquidation Distributions. The Liquidation will begin and the Plan will be effective no earlier than 20 days after this Information Statement is mailed to shareholders of the Trust. Once the Liquidation begins, the Advisor will begin the process of converting the Trust’s portfolio holdings to cash. As the Trust’s portfolio holdings are converted to cash and as the Trust gradually holds increasing amounts of liquid assets, the Trust will make repurchase offers and/or liquidation distributions to shareholders. The timing of the repurchase offers and the liquidation distributions will be set by the officers of the Trust.

During the Liquidation, liabilities of the Trust will continue to be paid out of the Trust’s assets, and payment of these liabilities will reduce the amount of assets that may become payable to the Trust’s shareholders. For example, amounts owed to creditors of the Trust will be paid out of the Trust’s assets. In addition, the Trust will incur expenses as part of the liquidation (e.g., transaction costs, advisory fees, and operating expenses). Relatedly, there is no guarantee that the Advisor will be able to liquidate the Trust’s portfolio holdings at the desired prices, in which case the Trust may realize less gain (or more loss) than was anticipated. This too may result in fewer assets that may become payable to the Trust’s shareholders.

As an interval fund, the Trust has adopted a fundamental policy to make quarterly repurchase offers of its shares at net asset value. Quarterly repurchase offers will continue during the Liquidation. Due to liabilities of the Trust reducing the amount of assets that may become payable to the Trust’s shareholders, while the Trust is in the process of liquidating, if you do not fully subscribe for the repurchase offers, it is possible that the total amount that you receive from the Trust during its liquidation (through repurchase offers or liquidation distributions) will be less than you would have received had you fully subscribe for the repurchase offers.

ENTRY INTO THE AMENDMENT TO THE

INVESTMENT ADVISORY AGREEMENT

Background Information –

The Advisor. The Advisor served as the investment adviser to the Trust from October 17, 2014 to May 14, 2018. The Advisor was formed for the sole purpose of advising the Trust and its sole business has been to advise the Trust. The Advisor’s offices are located at 445 Park Avenue, New York, NY 10022.

Bradley Reifler is the Managing Member of the Advisor, which is his principal occupation along with serving as the President, Chief Executive Officer and Secretary of the Trust and serving as Director of Sino Mercury Acquisition Corporation. The Advisor is solely owned by New Beginnings Trust, for which Mr. Reifler is the sole beneficiary. No other officer, and no Trustee, of the Trust is an officer, employee, or member of the Advisor.

As discussed under “Approval of the Investment Advisory Agreement and the Amendment” below, the Investment Advisory Agreement expired on May 14, 2018 and was not renewed by the Board. The Board has approved the Amendment for the purpose of having the Advisor provide the services contemplated by the Plan.

The Investment Advisory Agreement. The Advisor served as the investment adviser to the Trust pursuant to the Investment Advisory Agreement, which was dated October 17, 2014. As previously stated, the Investment Advisory Agreement expired and was not renewed by the Board on May 14, 2018. However, once it was determined that the Trust would be liquidated and terminated, the Amendment was considered and approved by the Board at the in-person meeting held on July 31, 2018. The Board has approved the Amendment for the purpose of having the Advisor provide the services contemplated by the Plan. See “Approval of the Investment Advisory Agreement and the Amendment” below.

Under the Investment Advisory Agreement, and subject to the supervision of the Board, the Advisor performed several services for the Trust. The Advisor managed the investment and reinvestment of the Trust’s assets and provided a continuous investment program for the Trust. The Advisor also managed and oversaw the activities and operations of the Trust’s service providers.

As the investment adviser to the Trust, the Advisor invested the Trust’s assets in accordance with its investment strategies. The Trust invested substantially all of its assets in a portfolio of unrated or below-investment-grade-rated (commonly referred to as “junk” or “high yield/high risk”) loans and debt instruments with maturities of generally not more than three years, as well as, to a lesser extent, dividend yielding preferred securities. A substantial portion of the Trust’s investments have taken the form of individually sourced business loans, which were individually and privately sourced, negotiated by the Advisor, and made directly by the Trust to the borrowing business. A significant portion of the Trust’s investments do not trade on any exchange or in any dealer market and therefore are considered illiquid, and any liquidity will generally only be available upon the maturity of a particular investment. By investing in fixed-income investments with maturities of generally not more than three years, and often with more frequent interest payments (e.g., monthly or quarterly), as compared to many other available investments, the Advisor sought to enhance the overall liquidity of the Trust’s portfolio.

In exchange for the services provided by the Advisor to the Trust under the Investment Advisory Agreement, the Advisor received an advisory fee (the “Advisory Fee”) based on the Trust’s “Pre-Advisory Fee Net Investment Income” (as defined in the Investment Advisory Agreement). The Advisory Fee was paid annually in arrears for a given fiscal year in the first quarter following the close of such fiscal year. The payment of the Advisory Fee for a given fiscal year was subject to the Trust having achieved an increase in its Pre-Advisory Fee Net Investment Income for that fiscal year of 8.00% (the “Hurdle”). If the Hurdle was passed for a given fiscal year, the Advisory Fee equaled (i) 80% of the portion of the Pre-Advisory Fee Net Investment Income that exceeded the 8.00% Hurdle up to an 18.00% return, plus (ii) 20% of the portion, if any, of the Pre-Advisory Fee Net Investment Income that exceeded an 18.00% return.

A copy of the Investment Advisory Agreement is included in Appendix B of this Information Statement. Schedule A to the Investment Advisory Agreement describes the calculation of the Advisory Fee in greater detail, including examples of how the Advisory Fee is calculated.

For the fiscal year ended September 30, 2017, the Trust paid an Advisory Fee of $225,658 to the Advisor. No other material payments were made by the Trust to the Advisor or any affiliate thereof during the fiscal year ended September 30, 2017.

Approval of the Investment Advisory Agreement and the Amendment. The Investment Advisory Agreement was initially approved at an in-person meeting of the Board on August 20, 2014. The Investment Advisory Agreement was approved by the sole shareholder of the Trust prior to the time that the Trust commenced its public offering in December 2014. The Investment Advisory Agreement has not since been submitted to shareholders for approval until the Trust submitted the Amendment to its majority shareholder for approval on the Record Date.

At a November 14, 2017 meeting of the Board, the Board approved the continuation of the Investment Advisory Agreement for a period of six months while the Advisor and the Board considered options for the future of the Trust. On May 14, 2018, the Investment Advisory Agreement expired and was not renewed by the Board. The Board did not approve the continuation of the Investment Advisory Agreement because the viability of the Trust was in doubt, and the Board determined that it may not be in the best interests of the Trust and its shareholders to continue the Trust’s operations as an investment company or continue retaining the Advisor as the investment adviser of the Trust. Once it was determined that the Trust would be liquidated and terminated, the Amendment was considered and approved by the Board at the in-person meeting held on July 31, 2018. The Board has approved the Amendment for the purpose of having the Advisor provide the services contemplated by the Plan. In connection with the Board’s consideration of the Amendment, the sole Trustee of the Board, who is an Independent Trustee, evaluated the information provided by the Advisor, as well as the information that he requested and received from the Advisor, and consulted with counsel. Having evaluated such information as the sole Trustee deemed relevant and reasonably necessary to evaluate the terms of the Amendment, the Board approved the Amendment, including the services to be rendered by the Advisor to the Trust and the Advisory Fee and other amounts payable by the Trust to the Advisor. See “Board Considerations” below for additional discussion of the factors relating to the Board’s approval of the Amendment.

As previously discussed, in addition to the approval by the Board, shareholder approval of the Amendment was required by the Declaration of Trust and applicable law. The shareholders of the Trust approved the Amendment via the written consent of the Trust’s majority shareholder obtained on the Record Date. Accordingly, the Amendment has been duly approved by the Board and the Trust’s shareholders in accordance with the Trust’s Declaration of Trust and applicable law. See “Overview of the Approvals” above.

The Investment Advisory Agreement, as amended by the Amendment (the “Amended Investment Advisory Agreement”) will go into effect no earlier than 20 days after this Information Statement is mailed to shareholders of the Trust, although it will be deemed effective as of May 14, 2018 (such that the Investment Advisory Agreement’s existence has continued without interruption).

Summary of the Amendment. Except as otherwise provided by the Amendment, the terms of the Investment Advisory Agreement have not changed. Provided below is a summary of the changes to the Investment Advisory Agreement as a result of the Amendment. The following discussion is qualified entirely by the full text of the Investment Advisory Agreement and the Amendment, which are included in this Information Statement under Appendix B and Appendix C, respectively.

Continuous Existence of the Investment Advisory Agreement. As a result of the Amendment, the Investment Advisory Agreement is deemed to have been in continued existence since October 14, 2014, and renewed and amended as of May 14, 2018.

Duties of the Advisor. As a result of the Amendment, subject to the supervision of the Board, the Advisor’s duties include:

•	Supervising and managing the liquidation of the Trust in accordance with the Plan;

•	Communicating and working with the management and personnel of the Trust’s portfolio companies in order to cause them to pay or pre-pay, as the case may be, the loans and other investments made by the Trust to or in them, or otherwise develop repayment or liquidation plans with such portfolio companies, and to take all actions necessary to protect and enforce the rights of the Trust with respect to such loans and investments; and

•	Managing and overseeing the activities and operations of the Trust’s service providers.

Expectations Regarding Distributions to Shareholders. The Amendment sets forth the Board’s and the Advisor’s expectations regarding the implementation of the Plan. The Advisor anticipates that a substantial portion of the Trust’s remaining assets will be distributed to shareholders of the Trust on or about December 31, 2018, with multiple potential repurchase offers and liquidation distributions prior to that time in accordance with the Plan. The Advisor anticipates that three distributions will be made in accordance with the following schedule (in addition to any other repurchase offers or liquidation distributions):

•	August 2018 – A repurchase offer for 5% of the Trust’s outstanding shares.

•	November 2018 – A repurchase offer for 25% of the Trust’s outstanding shares.

•	December 2018 – A final liquidation distribution to all shareholders of the Trust.

The Amendment expressly states, and the Trust’s shareholders are hereby informed, that the foregoing schedule is not guaranteed, and that any deviation from the schedule set forth above will not be considered a breach or violation of the Amended Investment Advisory Agreement by the Advisor or the Trust.

Expense Limitation Agreement. The Amendment specifies that the Expense Limitation Agreement is incorporated into and made a part of the Investment Advisory Agreement. Under the Expense Limitation Agreement, the Advisor agrees to limit the Trust’s “Expenses” to the annual rate of 1.75% of the Trust’s net assets attributable to shares of the Trust (the “Annual Limit”). In the event that, on a month-to-month basis, the accrued Expenses of the Trust exceed the Annual Limit (as pro-rated for such period), the Advisor will pay to the Trust an amount equal to the excess within 30 business days of being notified that such excess amount is due. The “Expenses” of the Trust is defined to include all expenses necessary or appropriate for the operation of the Trust, but does not include the Advisor’s compensation as set forth in the Amended Investment Advisory Agreement (including the Advisory Fee and the Special Liquidation Fee (as defined below)), taxes, interest on borrowings, brokerage commissions, acquired fund fees and expenses, shareholder services fees, extraordinary expenses such as litigation or reorganizational costs and organizational costs incurred prior to commencement of the Trust’s operations.

Compensation. The manner in which the Advisory Fee is calculated and paid has not changed as a result of the Amendment, except that as follows:

•	If the Amended Investment Advisory Agreement is terminated before the end of a fiscal year (as a result of the Liquidation or otherwise), the Advisory Fee will become payable to the Advisor and will be pro-rated in a manner consistent with the calculation of the Advisory Fee.

•	Whenever the Advisory Fee is calculated and becomes payable to the Advisor, the amount of the Advisory Fee that will satisfy the Advisor’s financial obligations to the Trust under the Expense Limitation Agreement, calculated as of the date that the Advisory Fee becomes payable, shall be retained by the Trust. If the Advisory Fee is not sufficient to satisfy the Advisor’s obligation to the Trust in full, the amount retained by the Trust will reduce the amount owed by the Advisor to the Trust and no Advisory Fee will be paid to the Advisor.

•	Any amount of the Advisory Fee that becomes payable to the Advisor and is not retained by the Trust shall be placed in an escrow account until such time as the distributions to shareholders (including liquidation distributions, share repurchases, and dividends) made after June 30, 2018 total $6,828,614.04 in the aggregate.

In addition, a “Special Liquidation Fee” in the amount of 1.00% of all cash distributed to shareholders (including from share repurchases, dividends, and any other distributions), commencing with the share repurchases that were made as of May 25, 2018, will be paid to the Advisor from the Trust. Each Special Liquidation Fee payment shall be made by the Trust to the Advisor at the same time that the cash distributions are made to the Trust’s shareholders (with the exception of the Special Liquidation Fee payable in connection with the May 25, 2018 share repurchase, which will become payable 20 days after this Information Statement is mailed to shareholders of the Trust).

See “Current and Pro Forma Fees and Expenses” below for a table showing the Advisor’s compensation under the Investment Advisory Agreement (prior to being amended by the Amendment) and the Amended Investment Advisory Agreement, as well as the resulting impact on the Trust’s expenses.

Duration and Termination. As a result of the Amendment, the Investment Advisory Agreement shall continue in effect provided that such continuance is approved at least quarterly by (a) a majority of the outstanding voting securities of the Trust, as set forth in the 1940 Act or (b) the Board, and further provided that in either case the continuance must also be approved by a majority of the Board’s Independent Trustees.

The Amended Investment Advisory Agreement may be terminated by the Trust at any time and without payment of any penalty upon thirty (30) days’ written notice to the Advisor, provided that such termination be directed or approved by the affirmative vote of (a) the Board or (b) a majority of the outstanding voting securities of the Trust, as set forth in the 1940 Act. The Advisor may terminate the Amended Investment Advisory Agreement upon sixty (60) days’ written notice to the Trust at any time after December 31, 2018.

Current and Pro Forma Fees and Expenses. The following table compares the Trust’s current fees and expenses as of March 31, 2018 and the Trust’s pro forma fees and expenses once the Amended Investment Advisory Agreement is in effect. The following table is meant to facilitate your understanding of the impact of the Special Liquidation Fee on the Trust’s overall expenses, as the Special Liquidation Fee will be the only difference in fees payable to the Advisor under the Amended Investment Advisory Agreement. Following the table immediately below, an example has been provided to assist you in understanding the comparative costs of investing in the Trust under the Trust’s current fees and expenses as of March 31, 2018 and the Trust’s pro forma fees and expenses once the Amended Investment Advisory Agreement is in effect.

Shareholder Transaction Expenses:	Current Fees and Expenses of the Trust (Prior to the Effectiveness of the Amended Investment Advisory Agreement)	Pro Forma Fees and Expenses of the Trust (Upon the Effectiveness of the Amended Investment Advisory Agreement)
Sales Load (as a percentage of the offering price)(1)	3.00%	3.00%

Annual Expenses (as a percentage of net assets attributable to Shares):
Management Fee(2)	0.00%	0.00%
Other Expenses(3)	4.51%	4.51%
Shareholder Service Fee(4)	0.00%	0.00%
Advisory Fee(4)	--	--
Special Liquidation Fee(5)	N/A	1.00%
Total Gross Annual Expenses (Excluding Advisory Fee)(6)	4.51%	5.51%
Less Waiver and/or Reimbursement	2.76%	2.76%
Total Net Annual Expenses (Excluding Advisory Fee)(7)	1.75%	2.75%

(1)	The Trust is no longer selling its common shares.
(2)	The Trust does not pay the Advisor a management fee.
(3)	Based on the Trust’s financial statements (unaudited) for the period ended March 31, 2018.
(4)	When applicable, the Trust pays its principal underwriter an ongoing service fee at an annualized rate of 0.25% of the average net assets of the Trust, to be used to compensate brokers, dealers and other financial intermediaries for providing services to shareholders, including for the maintenance of shareholder accounts. Payment of the Shareholder Service Fee is governed by the Trust's Shareholder Service Plan.
(5)	The Trust does not pay the Advisor a management fee. Instead, the Trust pays the Advisor the Advisory Fee, which compensates the Advisor after shareholders receive the first 8.00% of annual Pre-Advisory Fee Net Investment Income (the Hurdle). The Advisor receives no compensation until after the Hurdle is passed; thereafter, the Advisory Fee will be paid. For Pre-Advisory Fee Net Investment Income above 8.00% and up to and including 18.00%, the Advisory Fee will provide the Advisor with 80% of such income, while shareholders receive 20%. For Pre-Advisory Fee Net Investment Income above 18.00%, the Advisory Fee will provide the Advisor with 20% of such income, while shareholders receive 80%. No Advisory Fee is be payable on any capital gains. The amount of the Advisory Fee will not be affected by any realized or unrealized losses the Trust may suffer. The Advisory Fee, if any, is generally paid annually in arrears for the Trust’s fiscal year then ended, but may become payable upon termination of the Amended Investment Advisory Agreement. The Trust accrues a projected Advisory Fee amount payable on a daily basis, based on the Trust’s then-projected annualized Pre-Advisory Fee Net Investment Income. Reconciliations are made monthly with reference to the prior month’s Pre-Advisory Fee Net Investment Income. Because it cannot be predicted whether the Trust’s investment income will be sufficient to exceed the Hurdle, it has been assumed for purposes of the table above that no Advisory Fee is paid.
(6)	The Advisor has entered into the Expense Limitation Agreement with the Trust, in which the Advisor has contractually agreed to reduce its fees, absorb expenses of the Trust or both, in order to ensure that the Trust’s expenses (excluding the Advisory Fee, the Special Liquidation Fee, taxes, interest on borrowings, brokerage commissions, acquired fund fees and expenses, shareholder services fees, extraordinary expenses such as litigation or reorganizational costs and organizational costs incurred prior to commencement of the Trust’s operations) will not exceed the annual rate of 1.75% of the Trust’s net assets attributable to the Trust’s shares. The Expenses Limitation Agreement will allow the Advisor to receive reimbursement of any excess expense payments made by it on a rolling three-year basis, if such reimbursement can be achieved within the 1.75% expense ratio. The Expenses Limitation Agreement shall remain in effect until the Investment Advisory Agreement is terminated (unless terminated by, or with the consent of, the Trustees of the Trust or in the event the Investment Advisory Agreement is terminated).

Example

The purpose of the example below is to assist you in understanding the fees and expenses you will incur (directly or indirectly) if you buy and hold shares of the Trust. The table reflects the amount you would pay in fees and expenses on a $1,000 investment, assuming a 5% annual return. The table assumes the reinvestment of all dividends and distributions at net asset value.

	1 year	3 years	5 years	10 years
Current Fees and Expenses of the Trust (Prior to the Effectiveness of the Amended Investment Advisory Agreement)	$17.94	$155.60	$281.88	$676.50
Pro Forma Fees and Expenses of the Trust (Upon the Effectiveness of the Amended Investment Advisory Agreement)	$28.19	$190.10	$344.38	$826.50

The example above is based on the fees and expenses set forth in the fee table above and should not be considered a representation of the Trust’s actual future fees and expenses, which may be higher or lower than the example shown. Moreover, the Trust’s annual return may be higher or lower than the 5% return assumed for purposes of the example. If the annual return were higher, the absolute amount of fees and expenses would increase.

Board Considerations. In making its determination to approve the Amendment, the Board, comprised of the sole Trustee who is an Independent Trustee, considered a number of factors, including those described below. The Board believes that the Liquidation and the Plan are in the best interests of the Trust and its shareholders, and therefore considered the approval of the Amendment in the context of the Liquidation and the Plan.

•	Nature, Extent, and Quality of Services to be Provided by the Advisor. The Board considered that the duties of the Advisor would be limited to those set forth in the Amendment, which are primarily intended to facilitate the Liquidation and the implementation of the Plan. The Board also considered its belief that the Advisor is best suited to supervise and manage the liquidation of the Trust in light of the Trust’s investment strategies. In particular, given the Advisor’s familiarity with the Trust’s portfolio and its portfolio companies, the Board believes that the Advisor is best positioned to negotiate with the Trust’s debtors in order to cause them to pay or pre-pay the loans and other investments made by the Trust or otherwise develop a repayment or liquidation plan for such investments, and to take all actions necessary to protect and enforce the rights of the Trust with respect to such investments. The Board also considered that the Trust was unable to identify any other suitable investment adviser who was willing or able to provide the services necessary for the Liquidation at a reasonable cost.

•	Performance of the Trust. The Board considered the past performance of the Advisor in providing investment management services to the Trust. Overall, the Board believes that the Trust’s performance has been satisfactory and that the Trust’s inability to attract shareholders during the Trust’s public offering is the primary reason why the Trust is not economically viable. Based on the Trust’s past performance, the Board believes that the Advisor is capable of providing satisfactory services as part of the Liquidation.

•	Costs of the Services to be Provided by the Advisor. The Board considered the amount and structure of the Advisory Fee that may become payable to the Advisor under the Amended Investment Advisory Agreement. The Board believes that the Advisory Fee is reasonable in relation to the services to be provided, especially in light of the fact that the Advisory Fee will be owed only if the Hurdle is passed. The Board also took into account that any Advisory Fees payable to the Advisor would be held in escrow until a certain amount of the Trust’s assets have been liquidated and distributed to the Trust’s shareholders as part of the Liquidation.

The Board also considered the amount and structure of the Special Liquidation Fee. The Board believes that the Special Liquidation Fee will further incentivize the Advisor to liquidate the Trust’s portfolio holdings on the most advantageous terms achievable under the circumstances and to distribute the Trust’s assets to shareholders as soon as possible.

The Board also took into account that the Trust would bear the expenses of the Liquidation, and that the Advisor would continue to subsidize the expenses of the Trust during the Liquidation under the Expense Limitation Agreement. The Board considered that amounts owed by the Advisor to the Trust pursuant to the Expense Limitation Agreement would be deducted from any Advisory Fee payable to the Advisor, and that any Advisory Fee paid to the Advisor would be held in escrow until a certain amount of the Trust’s assets have been liquidated and distributed to the Trust’s shareholders.

•	Profits of the Advisor. The Board considered profitability estimates provided by the Advisor. The Board believes that any profits realized by the Advisor, if any, will be reasonable in relation to the services to be rendered to the Trust.

•	Benefits to the Advisor. Other than the Advisory Fee and Special Liquidation Fee under the Amended Investment Advisory Agreement, the Board considered its belief that there are no other benefits derived or to be derived from the Advisor’s continued relationship with the Trust.

•	Financial Condition of the Advisor. The Board concluded that the Advisor’s financial condition should not impair the ability of the Advisor to fulfill its commitment to the Trust under the Amended Investment Advisory Agreement.

•	Economies of Scale. Given the relatively small amount of assets held by the Trust, and the fact that the Trust will liquidate, the Board did not believe that economies of scale were relevant to its consideration of the Amendment.

•	Comparison to other Funds and Clients. Given that the primary purpose of the Amendment is to facilitate the Liquidation and the implementation of the Plan, the Board did not rely on any comparisons to other funds or clients managed by other investment advisers regarding the services to be rendered or amounts to be paid under the Amended Investment Advisory Agreement. The Board noted that the Trust is the only client of the Advisor.

After considering the information provided to the Board and the factors deemed relevant by the Board, the Board—comprised of the sole Trustee who is an Independent Trustee—determined that the Amendment is reasonable and fair to the Trust and its shareholders, and that the fees payable to the Advisor under the Amended Investment Advisory Agreement are reasonable in light of the services to be provided to the Trust. As part of its deliberations, the Board did not identify any particular information that was all-important or controlling

RECENT DEVELOPMENTS

On August 30, 2018, BrookWeiner L.L.C. (“BrookWeiner”) resigned as the Trust’s independent public accounting firm because the fund will liquidate. On September 26, 2018, the Trust’s audit committee and the Board approved the engagement of Richey May & Co. as the Trust’s independent public accounting firm for the fiscal year ended September 30, 2018.

ADDITIONAL INFORMATION

Principal Underwriter. The Trust’s principal underwriter is Rafferty Capital Markets, LLC, and its business address is 1010 Franklin Avenue, Suite 300A, Garden City, NY 11530.

Administrator. The Trust’s administrator is S&Z Fund Services, LLC, and its business address is 145 Pinelawn Road, Suite 200, South Melville, NY 11747.

Payments to Affiliates. For the fiscal year ended September 30, 2017, the Trust did not pay any commissions to any broker-dealer affiliated with the Advisor. Other than the Advisory Fee paid to the Advisor, the Trust did not pay any fees to the Advisor, any affiliated persons of the Advisor, or any affiliated persons of such persons during the fiscal year ended September 30, 2017.

Security Ownership of Certain Beneficial Owners. The Trust’s common shares are the Trust’s only class of outstanding securities. As the Record Date, the Trust had 801,585 outstanding common shares. Port Royal North Carolina Mutual Reassurance Trust was the Trust’s majority shareholder and owned approximately 78.98% of the outstanding common shares (or 633,094 shares). Cindy Yu owned approximately 11.24% of the outstanding common shares (or 90,106 shares). No other shareholder of the Trust owned more than 5% of the Trust’s outstanding common shares as of the Record Date.

Security Ownership of Management. To the knowledge of the Trust and the Advisor, executive officers and Trustees of the Trust, as a group, owned no shares of the Trust as of the Record Date.

Shareholder Communications. If a shareholder wishes to send a communication to the Trustor the Board, the communication should be submitted in writing to the Trust c/o S&Z Fund Services LLC at 145 Pinelawn Road, Suite 200, South Melville, New York 11747, or calling 631-368-3110.

By Order of the Board of Trustees,

/s/ Bradley Reifler

Bradley Reifler
President and Chief Executive Officer

October 22, 2018

APPENDIX A

THE PLAN OF LIQUIDATION AND TERMINATION

FORM OF PLAN OF LIQUIDATION AND TERMINATION

OF

FOREFRONT INCOME TRUST

This Plan of Liquidation and Termination (this “Plan”) is made by Forefront Income Trust (the “Trust”), a Delaware statutory trust that is registered with the Securities and Exchange Commission (“SEC”) as a closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and that operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act. The Trust was established under the Delaware Statutory Trust Act and pursuant to the Agreement and Declaration of Trust, dated as of March 10, 2014 (the “Declaration of Trust”).

RECITALS

A.	Pursuant to Article 6, Section 6.1(i) and Article 9, Section 9.2 of the Declaration of Trust, the Trust’s board of trustees (the “Board,” and the members thereof, the “Trustees”) may terminate the Trust upon approval of not less than a majority of the Trustees, subject to the favorable vote of the holders of not less than a “majority of the outstanding voting securities” of the Trust, as defined in the 1940 Act, based on the shares of beneficial interest of the Trust (“Shares”) outstanding and entitled to vote, whether such shareholder approval is obtained at a meeting of shareholders or by an instrument or instruments in writing without a meeting.

B.	Pursuant to Article 9, Section 9.2 of the Declaration of Trust, upon termination, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets to distributable form in cash, “Securities” (as defined in the Declaration of Trust) or other property, or any combination thereof, and distribute the proceeds to the Trust’s shareholders (the “Shareholders”), in conformity with the provisions of Section 6.1(h) of the Declaration of Trust.

C.	Immediately following the Effective Date (as defined below), the Fund shall cease its business as an investment company and will not engage in any business activities except for the purposes of winding up its business and affairs, marshalling and preserving the value of its assets, and distributing the assets to the Shareholders in complete liquidation of the Fund in accordance with the provisions of the Plan after the payment of amounts owed to (or reservation of assets for payment of such amounts to) all creditors of the Fund and discharging or making reasonable provisions for the Fund’s liabilities (the date of such cessation is referred to herein as the “Cessation Date”). As soon as reasonably possible thereafter, all portfolio securities of the Fund will be converted to cash or cash equivalents

D.	Beginning as soon as possible after the Cessation Date, as the Trust begins to receive cash for the liquidation of its holdings, the Trust shall make an initial pro rata distribution to the Shareholders thereof and shall make distribution payments to the Shareholders on a periodic basis thereafter (the “Liquidation Process”) until such time that all assets are distributed to the Shareholders (the “Final Liquidation Date”); provided that, during the Liquidation Process, the Trust shall maintain assets that are sufficiently liquid to ensure that the Trust complies with its fundamental policy on quarterly repurchases and the liquidity requirements under Rule 23c-3(b)(10)(i) under the 1940 Act, and discharge any unpaid liabilities and obligations of the Fund and pay such contingent liabilities as the Board reasonably deems to exist against the assets of the Fund.

E.	Pursuant to Article 9, Section 9.2 of the Declaration of Trust, upon termination of the Trust, the Trustees shall thereupon, be discharged from all further liabilities and duties, and the rights and interests of all the Shareholders shall thereupon cease.

F.	After the winding up of the Trust and making the distributions to the Shareholders as provided above, any Trustee shall execute and file a certificate of cancellation with the Secretary of State of the State of Delaware.

G.	The Board has determined that the liquidation and termination of the Trust is in the best interests of the Trust and the Shareholders.

H.	Based on the provisions of the Declaration of Trust and the determinations of the Board set forth in the recitals above, the Board has adopted this Plan with respect to the Trust, which the Board intends to be a plan of liquidation for the Trust (within the meaning of Section 331 of the Internal Revenue Code of 1986, as amended (“Code”), and the regulations thereunder) and which shall become effective upon shareholder approval as contemplate by Section 9.2 of the Declaration of Trust (the “Effective Date”).

PROVISIONS

ARTICLE 1. Liquidation and Termination

The Trust shall be liquidated in accordance with Section 331 of the Code and shall be terminated, and its affairs shall be wound up in connection with the Liquidation Process described above.

ARTICLE 2. Filings with Governmental Authorities

The appropriate officers of the Trust shall be authorized to (a) set the dates of any distribution payments to be made to Shareholders, (b) set the Final Liquidation Date, (c) file with the SEC any supplement and/or regulatory filing in connection with the implementation of this Plan, including a Form N-8F in order to de-register the Fund under the 1940 Act, (d) file for and obtain any necessary tax clearance certificates and/or other documents required from the State of Delaware and any other applicable governmental authority for the Trust, and (e) timely file any other documents required by any such authority, including Internal Revenue Service Form 966 (Corporate Dissolution or Liquidation).

ARTICLE 3. Liquidation Procedures

(a) Immediately prior to the Final Liquidation Date, the Trust shall (1) pay all known or reasonably ascertainable debts, obligations, and other liabilities of the Trust incurred or expected to be incurred prior to the Final Liquidation Date, including necessary expenses of such Trust’s liquidation and termination, and (2) obtain such releases, indemnities, refunding, and other agreements as the Board deems necessary for the protection of the Trust and the Shareholders.

(b) The Trust shall follow the Liquidation Process set forth above. Should any assets of the Trust not be distributed as of the Final Liquidation Date, or should additional assets attributable to the Trust come into the possession of the Trust in the future, the Trust shall, to the extent reasonably practicable, take steps to distribute such assets ratably to the Shareholders.

ARTICLE 4. Amendment of this Plan

The Board may authorize variations from, or amendments to, the provisions of this Plan that it deems necessary or appropriate to effect such distribution(s) and the Trust’s liquidation and termination.

ARTICLE 5. Expenses

The Trust shall bear the expenses incurred in connection with carrying out this Plan, including the cost of liquidating its assets and terminating its existence.

ARTICLE 6. Power of the Board of Trustees and Trust Officers

The Board and, subject to the direction of the Board, the officers of the Trust, shall have authority to do or authorize any or all acts and things as provided for in the Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including, without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms, and other papers that may be necessary or appropriate to implement the Plan or that may be required by the provisions of the 1940 Act or any other applicable laws.

[Signature Page Follows]

IN WITNESS HEREOF, the undersigned sole Trustee of the Trust has executed this Plan of Liquidation and Termination with respect to the Trust as of this [•] day of [•], [2018].

Vikram Kuryian
Trustee

APPENDIX B

THE INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT

AGREEMENT dated as of the 17th of October, 2014 between Forefront Income Trust (the “Fund”), a Delaware statutory trust, and Forefront Capital Advisors, LLC (the “Investment Advisor”), a Delaware limited liability corporation.

WHEREAS, the Fund is engaged in business as a closed-end interval management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Investment Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment adviser; and

WHEREAS, the Fund has agreed to retain the Investment Advisor to render investment advisory services and the Investment Advisor has agreed to furnish such investment advisory services to the Fund in the manner and upon the terms and conditions herein set forth;

NOW THEREFORE, inconsideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

1. Duties of the Investment Advisor. The Fund hereby retains the Investment Advisor to act as investment adviser to the Fund and, subject to the supervision of the Fund’s Board of Trustees (the “Trustees”), to supervise and manage the investment and reinvestment of the Fund’s assets and to provide a continuous investment program for the Fund which may include economic, financial, statistical and other financial data and advice to the Fund, and in connection therewith, have complete discretion in purchasing and selling securities and other assets of the Fund in a manner consistent with the Fund’s investment objectives and policies. The Investment Advisor shall determine the securities and other assets to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions and shall take such further actions including the placing of purchase and sale orders on behalf of the Fund, voting proxies, and exercising consents and other rights of the Fund pertaining to such securities and other assets and as the Investment Advisor shall deem necessary or appropriate. The Investment Advisor shall also furnish to or place at the disposal of the Fund such of the information, evaluations, research, analyses and opinions formulated or obtained by the Investment Advisor in the discharge of its duties to the Fund. The Investment Advisor shall also manage and oversee the activities and operations of the Fund’s service providers.

2. Expenses of the Investment Advisor. The Investment Advisor shall, at its own expense, maintain such staff and employ or retain such personnel as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. The Investment Advisor shall pay all expenses incurred by it in providing a continuous investment program for the Fund which may include expenses related to providing economic, financial, statistical and other factual data and analysis and advice to the Fund. The Investment Advisor shall bear the cost of rendering the investment advisory and supervisory services to be performed by it under this agreement, and shall, at its own expense and without compensation from the Fund, provide for officers and employees of the Investment Advisor to serve as trustees, officers and agents of the Fund if duly elected and appointed to such positions.

3. Expenses of the Fund. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including without limitation, the charges and expenses of any fund administrator; any registrar; any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities or commodities, and other assets or property; any stock transfer or dividend agent or agents appointed by the Fund; brokers’ commissions chargeable to the Fund in connection with portfolio transactions to which the Fund is a party; all taxes, including securities or commodities issuance and transfer taxes and fees payable by the Fund to federal, state or other governmental agencies; all costs and expenses in connection with the registration and maintenance of registration of the Fund with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel and the costs and expenses of preparing, printing, including typesetting, and distributing prospectuses for such purposes); all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Adviser or any corporate affiliate of the Investment Advisor; all expenses incident to the payment of any dividend or distribution program; charges of any outside service used for pricing of the Fund’s shares; charges of any outside service providing compliance and compliance oversight; charges and expenses of legal counsel, including counsel to the Board and those Trustees of the Fund who are not interested persons (as defined in the 1940 Act) of the Fund or the Investment Advisor or the Fund’s administrator; charges and expenses of independent accountants; charges and expenses relating to the Fund’s membership dues of industry associations; interest payable on Fund borrowings; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund’s operation unless otherwise explicitly provided herein. In the event that the Investment Advisor pays or assumes any expenses of the Fund not required to be paid or assumed by the Investment Advisor under this Agreement, the Investment Advisor shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Investment Advisor of any obligation to the Fund under any separate agreement or arrangement between the parties.

4. Compensation. The Fund will not pay the Investment Advisor a fixed or base management fee. For the services to be rendered to the Fund by the Investment Advisor, the Fund shall pay to the Investment Advisor, advisory fee compensation (“Advisory Fee”), determined by applying annually in arrears to the Fund’s total assets, the pre-advisory fee net investment income (“Pre-Advisory Fee Net Investment Income”) compensation formula set forth in Schedule A hereto to the immediately preceding fiscal year of the Fund. Pre-Advisory Fee Net Investment Income shall mean interest income, dividend income and any other income including (i) any fees such as commitment and origination fees received by the Fund; (ii) any structuring, diligence, consulting and any other fees received by the Fund, or by the Investment Advisor and accruing to the Fund, in connection with a Fund investment; and (iii) any income received from investments with a deferred interest feature (such as original interest discount, pay in kind interest and zero coupon securities), less expenses other than the Advisory Fee. Pre-Advisory Fee Net Investment Income does not include any realized or unrealized capital gains. For the purposes of calculating Pre-Advisory Fee Net Investment Income compensation hereunder, neither the liquidation preference of any preferred shares issued by the Fund nor the aggregate amount of any borrowings for investment purposes will be deducted from the Fund’s total assets. The Fund will accrue a projected Advisory Fee amount on a daily basis, based on the Fund’s then-projected annualized Pre-Advisory Fee Net Investment Income and reconciliations will be made monthly with reference to the prior month’s Pre-Advisory Fee Net Investment Income and the Fund’s net asset value and the net asset value of its shares will reflect, on a daily basis, a projected Advisory Fee accrual. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for the part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above and in Schedule A.

5. Transactions and Brokerage. In connection with the purchase and sale of securities for the Fund, neither the Advisor or any of its affiliates will act as a principal agent or receive any commissions except as permitted by the 1940 Act. The Advisor shall arrange for the placement of orders for the purchase and sale of securities for the Fund with brokers and dealers selected by the Advisor. In the selection of such brokers and dealers and the placing of such orders, the Advisor will seek to obtain the best price and most favorable execution under the circumstances, taking into account factors such as price, size of order, type of transaction, difficulty of execution, scope and quality of brokerage services provided. It is understood that, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, it may be desirable for the Fund that the Advisor have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers if those services had not been provided. It is also understood and acknowledged that the services provided by such brokers or dealers may be useful to the Advisor in connection with its or its affiliates’ services to other clients. The Advisor, therefore, is authorized to place orders for the purchase and sale of securities for the Fund with such brokers and dealers subject to review by the Board of Trustees from time to time with respect to the extent and circumstances of this practice. The Advisor, may, as permitted by applicable law and regulations, aggregate orders for the purchase and sale of securities for the Fund with orders for the same securities to be purchased and sold for other clients of the Advisor. In such event, the Advisor will allocate securities so purchased and sold, as well as expenses incurred in the transaction, in the manner the Advisor reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances. Subject to the requirements of applicable law, including the 1940 Act, and any procedures adopted by the Board of Trustees, the Advisor or affiliates of the Advisor may act as broker in connection with the purchase or sale of securities or other investments for the Fund and the Advisor or its affiliates may receive brokerage commissions, fees or other remuneration from the Fund for these services in addition to the Advisor’s fees for services under this Agreement.

6. Recordkeeping. The Investment Advisor shall maintain separate books and records of all matters pertaining to the Fund’s assets advised by the Investment Advisor as required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, custodian, transfer agent or distributor appointed by the Fund) relating to its responsibilities provided hereunder and shall preserve such records for the periods and in a manner prescribed by Rule 31a-1 under the 1940 Act and further agrees to deliver any such records promptly upon the Fund’s request or upon termination of this Agreement.

7. Limitation of Liability. (a) The Investment Advisor will use its best efforts in the management of the investment activities of the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Investment Advisor shall not be liable to the Fund or any of its investors for any error of judgment or mistake of law of for any act or omission by the Investment Advisor or for any losses sustained by the Fund or its investors. The Fund shall indemnify, defend and protect the Investment Advisor (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Investment Advisor) (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses, (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding arising out of or otherwise based upon the performance of any of the Investment Advisor’s duties or obligations under this Agreement or otherwise as an investment adviser of the Fund. Notwithstanding the preceding sentence of this Section 7 to the contrary, nothing contained herein shall be deemed to protect any Indemnified Party against or entitle to be deemed to entitle the Indemnified Parties to indemnification in respect of any liability of the Fund or its shareholders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Investment Advisor’s duties or by reason of the reckless disregard of the Investment Advisor’s duties and obligations under this Agreement (as the same shall be determined in accordance with the 1940 Act).

(b) Notwithstanding anything to the contrary contained in this Agreement, the parties hereto acknowledge and agree that as provided in the Fund’s Agreement and Declaration of Trust filed with the Secretary of the state of Delaware, this Agreement is executed by the Trustees and/or officers of the Fund, not individually but as such Trustees and officers of the Fund, and the obligations hereunder are not binding upon any of the Trustees or shareholders individually but bind only the estate of the Fund.

8. Duration and Termination. This Agreement shall become effective on the date hereof and shall remain in effect for a period of two years. Thereafter, if not terminated, this Agreement shall continue in effect provided such continuance is approved at least annually by the vote of a holders of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Fund, or by the Trustees of the Fund; provided that in either event, such continuance is also approved annually by a vote of a majority of the Trustees of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Fund, at any time and without payment of any penalty, upon sixty (60) days’ written notice to the Investment Advisor provided that such termination shall be directed or approved by the vote of the Trustees of the Fund or by the vote of a majority of the outstanding voting securities of the Fund; and provided that the Investment Advisor may terminate this Agreement without payment of penalty upon sixty (60) days’ written notice to the Fund. This Agreement will immediately terminate in the event of its assignment (to the extent required by the 1940 Act and the rules thereunder).

9. Services Not Exclusive. Nothing contained in this Agreement shall prevent the Investment Adviser or any affiliated person of the Investment Advisor from acting as investment adviser or manager for any other person, firm or corporation (including any other investment company) whether or not the investment objectives or policies of any such person, firm, or corporation (including any other investment company) are similar to those of the Fund, and shall not in any way restrict the Investment Advisor or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom the Investment Advisor or any such affiliated person may be acting. Nothing in this Agreement shall limit or restrict the right of the Investment Advisor or any of its officers, employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.

10. Amendment. This Agreement may only be changed, waived, discharged or terminated by an instrument in writing signed by the parties hereto and in accordance with the 1940 Act, where applicable.

11. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within and without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act and any other applicable laws, rules, regulations or orders of the Securities and Exchange Commission. The parties agree that the venue for all such actions or proceedings arising in connection with this Agreement shall be exclusively the proper state court located in the County of Manhattan, New York or the federal district court located in the Southern District of New York.

12. Use of the Name Forefront. The Investment Advisor and its affiliates have consented to the use by the Fund of the name or identifying word “Forefront” in the name of the Fund. Such consent is conditioned upon the employment of the Investment Advisor as the investment adviser to the Fund. The name or identifying word “Forefront” may be used from time to time in other connections and for other purposes by the Investment Advisor and any of its affiliates. The Investment Advisor may require the Fund to cease using “Forefront” in the name of the Fund if the Fund ceases to employ, for any reason, the Investment Advisor, any successor thereto or any affiliate thereof as investment adviser of the Fund.

13. Notices. Any notice under this Agreement to be given by any party hereto to the other party shall be in writing and delivered by (i) registered or certified mail; (ii) United States Postal Service Express Mail; (iii) a nationally recognized overnight courier, or (iv) by hand. Such writing shall be addressed to a party as set forth below or to such other address as a party may designate from time to time in any notice. Any notice given hereunder shall be effective upon receipt.

If to the Fund:

Forefront Income Trust

590 Madison Avenue

New York, NY 10022

Attention: Bradley Reifler

If to the Investment Advisor:

Forefront Capital Advisors, LLC

590 Madison Avenue

New York, NY 10022

Attention: David Wasitowski

14. Entire Agreement. This Agreement, including the Schedule A attached hereto, constitutes the entire agreement between the parties. If any provision of this Agreement shall be found to be void, invalid or unenforceable, the remainder of this Agreement shall not be affected thereby.

15. Counterparts. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date above first written.

FOREFRONT INCOME TRUST

By:	/s/ Bradley Reifler
Name: Bradley Reifler
Title: Chief Executive Officer

FOREFRONT CAPITAL ADVISORS, LLC

By:	/s/ David Wasitowski
Name: David Wasitowski
Title: Chief Operating Officer

SCHEDULE A

Pre- Advisory Fee Net Investment Income Compensation

The Fund shall pay to the Investment Advisor an advisory fee (“Advisory Fee”) based on Pre-Advisory Fee Net Investment Income. The Advisory Fee will be paid annually in arrears for the Fund’s previous fiscal year in the first quarter following the close of such fiscal year. The Advisory Fee shall be calculated as follows:

•	No Advisory Fee shall be paid to the Investment Advisor with respect to a fiscal year in which the Pre-Advisory Fee Net Investment Income does not exceed the hurdle rate of 8.00%; and

•	In any fiscal year in which Pre-Advisory Fee Net Investment Income exceeds a hurdle rate of 8.00% but does not exceed an 18.00% return, an 80% share of the amount of Pre-Advisory Fee Net Investment Income that exceeds 8.00% shall be payable to the Investment Advisor and the remaining 20% share of Pre-Advisory Fee Net Investment Income that exceeds 8.00% shall be payable to the Fund’s shareholders; and

•	In any fiscal year in which Pre-Advisory Fee Net Investment Income exceeds a hurdle rate of 8.00% and also exceeds an 18.00% return, in addition to the Advisory Fee amount payable as described above, a 20% share of the amount of the Pre-Advisory Fee Net Investment Income that exceeds 18.00% shall be payable to the Investment Advisor and the remaining 80% of the amount of the Pre-Advisory Fee Net Investment Income that exceeds 18.00% shall be payable to the Fund’s shareholders.

The Fund will accrue a projected Advisory Fee amount payable on a daily basis, based on the Fund’s then-projected annualized Pre-Advisory Fee Net Investment Income and reconciliations will be made monthly with reference to the prior month’s Pre-Advisory Fee Net Investment Income and the Fund’s net asset value and the net asset value of the Fund’s shares will reflect, on a daily basis, a projected Advisory Fee accrual, notwithstanding that the actual amount of the Advisory Fee will be determined after the close of the Fund’s then-current fiscal year.

To the extent that the Fund invests in pay in kind or “PIK” securities that make in-kind interest payments, the Fund’s investment income and as a result the Fee payable to the Investment Advisor, will increase at a compounding rate. To the extent the Fund invests in PIK securities, original issue discount or “OID securities and zero coupon securities, the Investment Advisor’s Fee will be paid on non-cash accruals that ultimately may not be realized through cash payments. If those cash payments are ultimately not received, the Investment Advisor shall be under no obligation to reimburse the Fund for those portions of its Fee that were based on the non-cash accruals that never resulted in the receipt of cash.

Examples of the Advisory Fee Calculation (amounts expressed as a percentage of net asset value)

Alternative 1

Assumptions:

Investment income (including interest, dividends, fees, etc.) = 6.75%

Total annual expenses (excluding Advisory Fee) (1) = 1.75%

Hurdle = 8.00%

Calculation:

Pre-Advisory Fee Net Investment Income (investment income – total annual expenses) = 5.00%

Pre-Advisory Fee Net Investment Income does not exceed the Hurdle, so there is no Advisory Fee.

Alternative 2

Assumptions:

Investment income (including interest, dividends, fees, etc.) = 11.75%

Total annual expenses (excluding Advisory Fee) (1) = 1.75%

Hurdle = 8.00%

Calculation:

Pre-Advisory Fee Net Investment Income (investment income – total annual expenses) = 10.00%

Total distributions to investors = 8.00% + (20% x (10.00% – 8.00%)) = 8.40%

Advisory Fee = 80% × Pre-Advisory Fee Net Investment Income in excess of Hurdle =

80% × (10.00% – 8.00%) = 1.60%

Alternative 3

Assumptions:

Investment income (including interest, dividends, fees, etc.) = 15.75%

Total annual expenses (excluding Advisory Fee) (1) = 1.75%

Hurdle = 8.00%

Calculation:

Pre-Advisory Fee Net Investment Income (investment income – total annual expenses) = 14.00%

Total distributions to investors = 8.00% + (20% x (14.00% – 8.00%)) = 9.20%

Advisory fee = 80% × Pre-Advisory Fee Net Investment Income in excess of Hurdle =

80% × (14.00% – 8.00%) = 4.80%

Alternative 4

Assumptions:

Investment income (including interest, dividends, fees, etc.) = 20.75%

Total annual expenses (excluding Advisory Fee) = 1.75%

Hurdle = 8.00%

Calculation:

Pre-Advisory Fee Net Investment Income (investment income – total annual expenses) = 19.00%

Total distributions to investors = 8.00% + (20% x (18.00% – 8.00%)) + (80% x (19.00% – 18.00%)) = 10.80%

Advisory fee = (80% × Pre-Advisory Fee Net Investment Income in excess of Hurdle and up to and including 18.00%) + (20% × (Pre-Advisory Fee Net Investment Income in excess of 18.00%) =

(80% × (18.00% – 8.00%)) + (20% x (19.00% – 18.00%)) = 8.20%

APPENDIX C

FORM OF THE AMENDMENT

FIRST AMENDMENT TO INVESTMENT ADVISORY AGREEMENT

This FIRST AMENDMENT TO INVESTMENT ADVISORY AGREEMENT, dated as of August 28, 2018 but effective as of May 14, 2018 (this “Amendment”), is entered into by and between Forefront Income Trust (the “Fund”), a Delaware statutory trust, and Forefront Capital Advisors, LLC, a Delaware limited liability company (the “Investment Advisor”).

WHEREAS, the Fund and the Investment Advisor initially entered into an investment advisory agreement dated October 17, 2014 (the “Agreement”); and

WHEREAS, at a November 14, 2017 meeting of the board of trustees (the “Board”) of the Fund called for the purpose of considering the renewal of the Agreement, the Board determined to renew the Agreement for a period of six months while the Investment Advisor and the Board considered options for the future of the Fund; and

WHEREAS, the Agreement expired on May 14, 2018 because it was not renewed by the Board; and

WHEREAS, after considering all options for the future of the Fund, on June 11, 2018, the Board approved a plan of liquidation (the “Plan”) for the Fund, which will be presented to shareholders for approval concurrent with this Amendment; and

WHEREAS, the Fund wishes to retain the Advisor to provide services to the Fund in connection with the Plan.

NOW THEREFORE, the parties, intending to be legally bound, agree as follows:

1.	Deemed Continuous Existence of the Agreement. The Fund and the Investment Advisor agree that the Agreement will be deemed to have been in continuous existence since its entry into by them on October 14, 2014 and renewed and amended as of May 14, 2018 by this Amendment.

2.	Duties of the Investment Advisor. Section 1 of the Agreement is deleted in its entirety and replaced with the following:

“Duties of the Investment Advisor. The Fund hereby retains the Investment Advisor to act as investment adviser to the Fund and, subject to the supervision of the Fund’s Board of Trustees (the “Trustees”), to supervise and manage the liquidation of the Fund’s assets in accordance with the Plan, as such may be amended by the Board. The Investment Advisor shall communicate and work with the management and personnel at the Fund’s portfolio companies in order to cause them to pay or pre-pay, as the case may be, the loans and other investments made by the Fund to them or otherwise develop a repayment or liquidation plan therefor and take all actions necessary to protect and enforce the rights of the Fund thereunder. The Investment Advisor shall also manage and oversee the activities and operations of the Fund’s service providers.”

3.	Expenses of the Investment Advisor. The second sentence of Section 2 of the Agreement is deleted in its entirety.

4.	Expenses of the Fund.

a.	The final sentence of Section 3 of the Agreement is deleted in its entirety.

b.	The following is added as the second paragraph of Section 3 of the Agreement:

“Notwithstanding anything in the foregoing to the contrary, the Expense Limitation Agreement dated November 26, 2014 between the Fund and the Investment Advisor is hereby incorporated into and made a part of this Agreement. For avoidance of doubt, the Investment Advisor hereby agrees to limit and otherwise assume the financial responsibility for the Fund’s Expenses to the annual rate of 1.75% of the Fund’s net assets attributable to shares of the Fund (the “Annual Limit”). In the event that, on a month-to-month basis, the accrued Expenses of the Fund exceed the Annual Limit (as pro-rated for such period), the Investment Advisor will pay to the Fund an amount equal to the excess within 30 business days of being notified that such excess amount is due. For purposes of this Section, the defined term “Expenses”, with respect to the Fund, is defined to include all expenses necessary or appropriate for the operation of the Fund, but does not include the Investment Advisor’s compensation as described in Section 4 of the Agreement (as such Section is amended by this Amendment), taxes, interest on borrowings, brokerage commissions, acquired fund fees and expenses, shareholder services fees, extraordinary expenses such as litigation or reorganizational costs and organizational costs incurred prior to commencement of the Trust’s operations.

5.	Compensation.

a.	The final sentence of Section 4 of the Agreement is deleted in its entirety and replaced with the following:

“If this Agreement shall terminate before the end of a fiscal year, compensation for the part of the year this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above and in Schedule A.

Notwithstanding anything to the contrary in this Agreement, once the Advisory Fee is calculated in accordance with Schedule A, such Advisory Fee shall be paid out by the Fund as follows:

•	first, the amount of such fee that will satisfy the Investment Advisor’s financial obligation to the Fund pursuant to the provisions of the second paragraph of Section 3 of the Agreement, calculated as of the date of the payment of the Advisory Fee, shall be paid directly to the Fund to satisfy, to the extent possible, the Investment Advisor’s obligation to the Fund thereunder (the “Repayment”); and

•	second, any amount of the Advisory Fee that remains after the Repayment shall be placed in an escrow account until such time as the cash distributions, including from share repurchases and dividends, to the Fund’s shareholders made after June 22, 2018 total $6,828,614.04 in the aggregate. ”

b.	The following is added as the second paragraph of Section 4 of the Agreement:

“In addition to the Advisory Fee described above, the Fund shall also pay the Investment Advisor a special liquidation fee in the amount of 1.00% of all cash distributed to shareholders, from share repurchases, dividends and distributions, commencing with the repurchase that was made as of May 25, 2018 (the “Special Liquidation Fee”). With the exception of the Special Liquidation Fee related to the May 25, 2018 repurchase (which shall become due upon the effectiveness of this Amendment), each Special Liquidation Fee payment shall be made by the Fund to the Investment Advisor at the same time that the repurchase payments or dividends or distributions are made to the Fund’s shareholders.”

6.	Transactions and Brokerage. Section 5 of the Agreement is deleted in its entirety.

7.	Duration and Termination. Section 8 of the Agreement is deleted in its entirety and replaced with the following:

“This Agreement shall become effective on the date hereof and shall remain in effect until December 31, 2018. Thereafter, if not terminated, this Agreement shall continue in effect provided such continuance is approved at least quarterly by a majority, as defined in the 1940 Act, of the outstanding voting securities of the Fund, or by the Trustees of the Fund; provided that in either event, such continuance is also approved by a vote of a majority of the Trustees of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Fund, at any time and without payment of any penalty, upon thirty (30) days’ written notice to the Investment Advisor provided that such termination shall be directed or approved by the vote of the Trustees of the Fund or by a majority of the outstanding voting securities of the Fund; and provided that the Investment Advisor may terminate this Agreement without payment of penalty upon sixty (60) days’ written notice to the Fund at any time after December 31, 2018. This Agreement will immediately terminate in the event of its assignment (to the extent required by the 1940 Act and the rules thereunder).

8.	Expectations Regarding Future Repurchases and Implementation of the Plan. The following new section is added to the Agreement:

“Section 16. Expectations Regarding Future Repurchases and the Plan. The Investment Advisor anticipates that a substantial portion of the Fund’s assets will be liquidated or repaid on or about December 31, 2018. Although the Investment Advisor make no guarantees regarding the following schedule, the Investment Advisor anticipates distributing the Fund’s cash assets to the Fund’s shareholders pursuant to this schedule, with potential additional payments to be made in accordance with the Plan and as determined by the Trustees:

•	August 2018 – Rule 23c-3 repurchase offer for 5% of shares then outstanding

•	November 2018 – Rule 23c-3 repurchase offer for 25% of shares then outstanding

•	December 2018 – final liquidation distribution payment to all shareholders

For avoidance of doubt, a deviation from the schedule set forth above will not be considered a breach or violation of this Agreement by the Investment Advisor.”

9.	Schedule A. The third paragraph to Schedule A to the Agreement is deleted in its entirety.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date above first written.

FOREFRONT INCOME TRUST

By:

Name:

Title:

FOREFRONT CAPITAL ADVISORS, LLC

By:

Name:

Title: